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                                                                  EXHIBIT 10.25A


                            STOCK PLEDGE AGREEMENT


     THIS STOCK PLEDGE AGREEMENT, dated as of the ___ day of January 2001, made by Paul Rampel (the "Pledgor") to Level 8 Systems, Inc., a Delaware corporation (the "Secured Party").

                             Preliminary Statement

     A. Pledgor has entered into that certain promissory note (the "Note") as of even date herewith payable to Secured Party.

     B. Pledgor has agreed to secure his obligation under the Promissory Note pursuant to the terms of this Stock Pledge Agreement.

                            Statement of Agreement

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the Pledgor and Secured Party hereby agree as follows:

     SECTION 1.  Pledge. The Pledgor hereby pledges to the Secured Party, and
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grants to the Secured Party, a continuing security interest in ________ shares of Level 8 Systems, Inc. common stock now owned by Pledgor (the "Pledged Shares"), and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares (collectively, the "Pledged Collateral").

     SECTION 2.  Security for Obligations. This Agreement secures the payment of
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all of the obligations of the Pledgor now or hereafter existing under the
Promissory Note (all such obligations of Pledgor being the "Obligations").

     SECTION 3.  Delivery of Pledged Collateral. All certificates representing
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or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. The Secured Party shall have the right, at any time following the occurrence and during the continuation of an Event of Default (as defined in
Section 10 hereof), in its discretion and without prior notice to the Pledgor except as may be required by applicable law, to transfer to or to register in the name of the Secured Party or any of its nominees any or all of the Pledged Collateral. In any event, the Secured Party shall notify the Pledgor of such transfer to or registration in the name of the Secured Party or its nominee promptly thereafter, provided, however, that failure to provide such notice shall not invalidate or otherwise affect such transfer or registration nor shall the Secured Party have any liability to the Pledgor for failure to give any such notice.
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     SECTION 4.  Representations and Warranties. The Pledgor represents and
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warrants as follows:

          (a) Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance other than by virtue of this Agreement or the Promissory Note.

          (b) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor.

     SECTION 5.  Further Assurances. The Pledgor agrees that at any time, and
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from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

     SECTION 6.  Transfers and Other Liens. The Pledgor agrees that it will not
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(a) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (b) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

     SECTION 7.  Secured Party Appointed Attorney-in-Fact.  The Pledgor hereby
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appoints the Secured Party the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

     SECTION 8.  Secured Party May Perform.  If the Pledgor fails to perform any
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agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by Pledgor.

     SECTION 9.  Reasonable Care.  The Secured Party shall be deemed to have
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exercised reasonable care in the custody and preservation of the Pledged
Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property of the same type, or if it appoints an agent to hold the Pledged Collateral on its behalf and such agent agrees to be bound by a similar standard of care, it being understood that neither the Secured Party nor such agent shall have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Secured Party or such

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agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

     SECTION 10. Events of Default.  The occurrence of any one or more of the
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following shall constitute an Event of Default hereunder:

          (a) The failure of the Pledgor to perform any of its agreements or obligations as specified in this Agreement and such default shall continue for a period of five (5) days after receipt by the Pledgor of written notice thereof from the Secured Party;

          (b) If at any time any representation or warranty made by the Pledgor to the Secured Party in connection with this Agreement shall prove to have been false or misleading in any material respect as of the time made or furnished;

          (c) Should the Pledgor make a general assignment for the benefit of creditors, or should any proceedings be instituted by or against the Pledgor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief or debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian, or other similar official for it or for any substantial part of its property (and, in the case of any such proceeding instituted against the Pledgor, should the same remain undismissed or unstayed for a period of 60 days); or

          (d) The occurrence (and continuation beyond any applicable grace or cure period) of any "Event of Default" under the Note.

     SECTION 11. Remedies upon Default. If any Event of Default shall have
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occurred and be continuing:

          (a) The Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of North Carolina at that time, and the Secured Party may also, upon notice specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale may be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of the Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor acknowledges that if and to the extent that the Pledged Collateral consisting of securities is not registered under the Securities Act of 1933 (as amended and in effect from time to time, the "Securities Act") or does not constitute a controlling interest in the voting stock of Pledgor, the best price obtainable for such securities in

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an arm's length transaction may reflect a substantial discount from the book value of such securities.

          (b) Any cash held by the Secured Party as Pledged Collateral and all cash proceeds received by the Secured Party in respect of any sale of, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied in whole or in part by the Secured Party against, all or any part of the Obligations in such order as the Secured Party shall elect. Notwithstanding the rights of Pledgor under the Code, the Secured Party shall have the right to retain any surplus of such cash proceeds held by the Secured Party and remaining after payment in full of all the Obligations.

          (c) Pledgor agrees that it is the purpose and intent of the provisions of this Section 11 to cause an immediate and irrevocable forfeiture of the Pledged Collateral to the Secured Party if any default in payment under the Note is not cured including payment in full of all principal and interest due at maturity, within five (5) days of such maturity date.

     SECTION 12. Security Interest Absolute. All rights of the Secured Party and
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security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:


          (a) any lack of validity or enforceability of the Note, the Guaranty Agreement or any other agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note, or any extension of the maturity date of the Note;

          (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

          (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Secured Obligations or the Pledgor in respect of this Agreement or otherwise.

     SECTION 13. Amendments, Etc. No amendment or waiver of any provision of
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this Agreement nor consent to any departure by the Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 14. Notices.  All notices and other communications hereunder shall
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be in writing. Notices in writing shall be delivered personally or sent by certified or registered mail, postage pre-paid, or by overnight courier, telex or facsimile transmission and shall be deemed received when actually received by the addressee or, if sooner, in the case of personal delivery, when delivered, in the case of mailing, when receipted for, in the case of overnight delivery, on the next Business Day after delivery to the courier, and in the case of telex and facsimile

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transmission, upon transmittal if during regular business hours at the destination or at the open of the next Business Day, provided that in the case of notices to the Secured Party, notice shall be deemed to have been given only when such notice is actually received by the Secured Party. Notices to either party shall be sent to it at the address set forth for such party on the signature pages of this Agreement, or any other address of which such party notifies all the other parties in writing.

If to Pledgor:
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               Paul Rampel
               ____________________________
               ____________________________

If to Secured Party:
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               Level 8 Systems, Inc.
               Attn:   Renee Fulk
               8000 Regency Parkway
               Cary, NC 27511

     SECTION 15.  Continuing Security Interest; Transfer of Note.  This
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Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the Obligations have matured and have been paid in full, (b) be binding upon and inure to the benefit of the Pledgor, the Pledgor's executors, administrators, successors and assigns, and
(c) inure to the benefit of and be binding upon the Secured Party and its successors, transferees and assigns.

     SECTION 16.  Governing Law; Terms.  This Agreement shall be governed by and
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construed in accordance with the laws of the State of North Carolina, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the State of North Carolina.

     SECTION 17.  Limitation on Recourse.  Notwithstanding anything contained in
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this Agreement to the contrary, in any action brought to enforce any obligation of the Pledgor hereunder with respect to the Secured Obligations, the judgment or decree shall be enforceable only against the Pledged Collateral and against Pledgor to the extent of its interest in the Pledged Collateral, and Pledgor shall not be liable to the Secured Party for the Secured Obligations beyond its interest in the Pledged Collateral, provided, however, that nothing contained in this Section 17 shall limit or relieve the Pledgor from liability for failing to comply with the terms, covenants, conditions and provisions of this Agreement.

     SECTION 18.  Further Assurances.  Pledgor shall execute and deliver to
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Secured Party any papers furnished by Secured Party, from time to time, and take any such actions, which Secured Party reasonably deems necessary or desirable, from time to time, at no cost to Secured Party, to obtain, maintain or perfect the security interest of Secured Party granted hereunder or to enable Secured Party to comply with any federal or state law with respect to the Pledged

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Collateral or proceeds thereof.  To the extent permitted by applicable law, a carbon, photographic or other reproduction of this Agreement or any financing statement covering the Pledged Collateral under this Agreement shall be sufficient as a financing statement.

     IN WITNESS WHEREOF, the Pledgor and the Secured Party by its duly authorized officers have or have caused this Agreement to be duly executed and delivered under seal as of the date first above written.

                                             PAUL RAMPEL (Pledgor):



                                             ___________________________________
                                             Paul Rampel



                                             SECURED PARTY:

                                             Level 8 Systems, Inc.



                                             By:________________________________
                                             Name:
                                             Title:

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